                                                                     Exhibit 2.2


            FIRST AMENDMENT TO THE ASSET PURCHASE AGREEMENT, effective as of April 20, 2001 (this "Amendment"), by and among HMTF Foods Acquisition Corp., a Delaware corporation ("Purchaser"), Vlasic Foods International Inc., a New Jersey corporation ("Seller"), VF Brands, Inc., a Delaware corporation and a wholly owned Subsidiary of Seller ("VFB"), Aligar, Inc., a Delaware corporation ("Aligar"), Cargal, Inc., a Delaware corporation ("Cargal"), Vlasic Foods Distribution Company, an Arkansas corporation ("VFDC"), Vlasic Standards, Inc., a New Jersey corporation ("VSI"), Vlasic Foods Canada, Inc., a Delaware corporation ("VFCI"), Vlasic International Brands, Inc., a Delaware corporation ("VIBI"), Vlasic International Sales Inc., a New Jersey corporation ("VISI" and, together with Seller, VFB, Aligar, Cargal, VFDC, VSI, VFCI, VIBI and any other subsidiary of Seller selling or assigning any assets to Purchaser pursuant to the Purchase Agreement (as defined below), "Sellers"). This Amendment amends the Asset Purchase Agreement, dated as of April 3, 2001, by and among Sellers and Purchaser (the "Purchase Agreement"). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Purchase Agreement.

                                    RECITALS:

            WHEREAS, Sellers and Purchaser wish to amend the Purchase Agreement in the manner set forth in this Amendment.

            NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                  THE AMENDMENT

            Section 1.1 Amendment to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:

                  (a) Exhibit 1.2(i) is hereby amended by deleting it in its entirety and replacing it with the text set forth on Exhibit A attached hereto.

                  (b) Section 1.3(b) of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

                  "(b) any and all liabilities, obligations and commitments
            arising out of Contracts relating to the Business (i) that are (x) set forth on any Section of the Seller Disclosure Schedule (other than Contracts set forth on Section 2.20 of the Seller Disclosure Schedule, none of which shall be assumed by Purchaser) and that are identified in a notice from Purchaser to Seller as Contracts being assumed by Purchaser (the "Assumption Notice"), or (y) not described on any Section of the Seller Disclosure Schedule because such are not required to be set forth therein under the terms of this Agreement, or (ii) that are entered in the ordinary course of business consistent with past practice after the date hereof and on or prior to Closing in accordance with this Agreement, in each case to the extent that such Contracts are validly assigned to Purchaser, and in each case excluding (x) any obligation or liability for any breach thereof occurring prior to the Closing and
            (y) any obligation or liability accruing with respect to any time period prior to the Closing (except to the extent expressly assumed in Section 1.3(a) above or Section 1.3(f) below);"

                  (c) Section 1.3 (f) of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

                  "(f) any and all liabilities for all cure, compensation and reinstatement costs or expenses of or relating to the assumption and assignment of the Contracts assumed by Purchaser (in the case of any Contract assumed by Purchaser in part, only to the extent that such costs or expenses are allocable to the portion assumed by Purchaser) under Section 1.3(b) pursuant to Section 365 of the Bankruptcy Code ("Cure Costs") to the extent that such are considered in the calculation of the Closing Net Working Capital Amount under Section 1.7; provided, however, that such Cure Costs will be paid by Purchaser only if consented to by Sellers or pursuant to an order of the Bankruptcy Court; and"

                  (d) Section 2.3 of the Seller Disclosure Schedule is hereby amended by deleting it in its entirety and replacing it with the text set forth on Exhibit B attached hereto.

                  (e) Section 2.4 of the Seller Disclosure Schedule is hereby amended by deleting it in its entirety and replacing it with the text set forth on Exhibit C attached hereto.

                  (f) Section 2.8 of the Seller Disclosure Schedule is hereby amended by deleting it in its entirety and replacing it with the text set forth on Exhibit D attached hereto.

                  (g) Section 2.10(b) of the Disclosure Schedule is hereby amended by deleting it in it entirety and replacing it with the text set forth on Exhibit E attached hereto.

                  (h) Section 2.23(b)(viii) of the Seller Disclosure Schedule is hereby amended by deleting it in its entirety and replacing it with the text set forth on Exhibit F attached hereto.

                  (i) Section 2.24 of the Seller Disclosure Schedule is hereby amended by deleting it in its entirety and replacing it with the text set forth on Exhibit G attached hereto.

                  (j) Section 4.20 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

                  "Section 4.20. Assumption Notice. On or before 11:00 a.m. Eastern Standard Time on May 4, 2001, Purchaser shall provide Seller with an Assumption Notice."

                  (k) Exhibit 6.2(n) is hereby amended by deleting it in its entirety and replacing it with the text set forth on Exhibit H attached hereto.

            Section 1.2 Effect of Amendment. The parties acknowledge and agree that this Amendment is limited solely for the purposes and to the extent expressly set forth herein, and except as expressly modified hereby, this Amendment shall not be deemed to be an amendment to any other terms and conditions of the Purchase Agreement.

                                   ARTICLE II

                                  MISCELLANEOUS

            Section 2.1 Counterparts. This Amendment may be executed by the parties hereto in one or more separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

            Section 2.2 Governing Law. THE AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAWS OR ANY OTHER LAW THAT WOULD MAKE THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF DELAWARE APPLICABLE HERETO. The parties hereby agree that, without limitation of any party's right to appeal any order of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), (a) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Amendment and to decide any claims or disputes which may arise or result from, or be connected with, this Amendment, any breach or default hereunder, or the transactions contemplated herein, and (b) any and all claims, actions, causes of action, suits and proceedings relating to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent and submit to the jurisdiction of the Bankruptcy Court.

      IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

                              VLASIC FOODS INTERNATIONAL INC.



                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: Vice President and Controller


                              VF BRANDS, INC.



                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: Vice President - Treasurer


                              ALIGAR, INC.


                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: President


                              CARGAL, INC.



                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: President


                              VLASIC FOODS DISTRIBUTION COMPANY



                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: Vice President - Treasurer

                              VLASIC STANDARDS, INC.



                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: Vice President - Treasurer


                              VLASIC FOODS CANADA, INC.



                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: Treasurer


                              VLASIC INTERNATIONAL BRANDS, INC.



                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: Vice President - Treasurer


                              VLASIC INTERNATIONAL SALES INC.



                              By:
                                     -------------------------------------------
                                     Name: Joseph Adler
                                     Title: Vice President - Treasurer


                              HMTF FOODS ACQUISITION CORP.



                              By:
                                     -------------------------------------------
                                     Name: Andrew S. Rosen
                                     Title: Vice President

                                                                       EXHIBIT A

                                 EXHIBIT 1.2(i)

                                 RETAINED ASSETS


1. Surplus equipment not used in the Business and not located at Imlay City, Michigan, Millsboro, Delaware, Fayetteville, Arkansas or Omaha, Nebraska.

2. All plans, agreements and programs set forth on Section 2.14 of the Seller Disclosure Schedule and not assumed by Purchaser pursuant to Section 4.3 of the Agreement.

                                                                       EXHIBIT B

                           SELLER DISCLOSURE SCHEDULE

                                   SECTION 2.3

                           GOVERNMENTAL AUTHORIZATION


Governmental Permits that require transfer

Millsboro, Delaware

      1. Air Quality Control Permit #APC-2000/0305-Operation

      2. Industrial Water Allocation #89-0009M2

      3. National Pollutant Discharge Elimination System (NPDES) Permit
         #DE0000736

      4. State Permit #WPCC 3245C/74 (Waste Water)

      5. Underground Injection Control Permit #UIC 5B22-3-91S

      6. Delaware Department of Natural Resources and Environmental Control, Ground Water Discharges Section, Permit #WPCC3016B/92

      7. Department of Natural Resources and Environmental Control ("DNREC") Water Resources/Water Allocation #94-0016

      8. DNREC Sanitary Sewer Permit #162012-S

      9. License to be a Dealer in Agricultural Products in Delaware


Imlay City, Michigan

1. National Pollutant Discharge Elimination System (NPDES) Permit #MI0001708

2. Michigan Division of Air Quality Control Permit #230-97 - Boiler

Fayetteville, Arkansas

      1. Air Permit #1125-AR-1

      2. Arkansas General Storm Water Permit #ARR00A648

      3. City of Fayetteville Industrial Waste Discharge Permit No. FAY12

      4. Minor Source Air Permit #1125-AR-2

Omaha Nebraska-Plant 1

      1. Class II (Synthetic Minor) Air Emission Permit No. 096082SM

      2. Radiation Emitting Equipment Permit Registration #55-3295 issued by the Nebraska Health & Human Services, Regulation and Licensure.

      3. Radiation Emitting Equipment Permit License #GL0504 issued by the Nebraska Health & Human Services, Regulation and Licensure.

      4. Land Lease Permit- Plant 1- #00-021-58365

      5. Land Lease Permit- Plant 1 #00-021-58418

      6. Land Lease Permit- Plant 1- #00-021-62952

      7. Land Lease Permit- Plant 1- #00-021-62960

      8. Land Lease Permit- Plant 1- #00-021-62820

Omaha, Nebraska-Plant 2

      1. Construction Air Emission Permit No. C100312

      2. Land Lease Permit-Plant 2-Account 00-021-53661

      3. Land Lease Permit-Plant 2-Account 00-021-53665

      4. Land Lease Permit-Plant 2-Account 00-021-57930

      5. Land Lease Permit-Plant 2-Account 00-021-00058

      6. Loading Zone Permit-Plant 2-Account 01-075-57280

      7. Food Storage Permit from Nebraska State Department of Agriculture, Bureau of Dairies & Food

      8. Flammable Liquids Storage Permit #06563 issued by the Nebraska State Fire Marshall.

      9. Underground Fiber Optics Permit #01-400-30000

                                                                       EXHIBIT C

                           SELLER DISCLOSURE SCHEDULE

                                   SECTION 2.4

                                NON-CONTRAVENTION


Section 2.4(i)
None

Section 2.4(ii)

1. Amended and Restated Credit Agreement among Vlasic Foods International Inc., the Banks party thereto, The Chase Manhattan Bank, as Syndication Agent and Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, dated as of September 30, 1998, as amended.

2. Security Agreement among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent, dated as of September 30, 1998.

3. Patent Security Agreement by VF Brands, Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

4. Trademark Security Agreement by VF Brands, Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

5. Subsidiary Guaranty Agreement dated September 30, 1998 by the Domestic Subsidiaries of Vlasic Foods International Inc. for the benefit of certain holders from time to time of certain Guaranteed Obligations.

6. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 25, 2000 from Vlasic Foods International Inc., the Mortgagor, to Morgan Guaranty Trust Company of New York, as Collateral Agent, the Mortgagee (Millsboro, Delaware).

7. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 25, 2000 from Vlasic Foods International Inc., the Mortgagor, to Morgan Guaranty Trust Company of New York, as Collateral Agent, the Mortgagee (Imlay City, Michigan).

8. Second Mortgages for properties listed in 6 - 7 in favor of the Dorrance Family Participants.

9. Separation and Distribution Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 26, 1998.

10. Tax Sharing and Indemnification Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 30, 1998.

11. Benefits Sharing Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 30, 1998.

12. A debtor-in-possession credit and guaranty agreement to be entered into among Seller, the guarantors party thereto, the banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, and The Chase Manhattan Bank, as Syndication Agent (the "DIP Agreement") which will be a Retained Liability of Seller.

13. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 25, 2000 from Vlasic Foods International Inc., the Mortgagor, to Morgan Guaranty Trust Company of New York, as Collateral Agent, the Mortgagee (Omaha, Nebraska).

14. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 25, 2000 from Vlasic Foods International Inc., the Mortgagor, to Morgan Guaranty Trust Company of New York, as Collateral Agent, the Mortgagee (Fayetteville, Arkansas).

15. Second Mortgages for properties listed in 13-14 in favor of the Dorrance Family Participants.

16. Patent Security Agreement by Vlasic International Brands Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

17. Trademark Security Agreement by Vlasic International Brands Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

18. Patent Security Agreement by Vlasic Foods Canada, Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

19. Trademark Security Agreement by Vlasic Foods Canada, Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

20. Supplemental Security Agreement for the items listed in 2-5 and 16-19 in favor of the Dorrance Family Participants.

21. Shared Windows NT-Based Web Hosting Agreement between Vlasic Foods International Inc. and UUNET Technologies Inc. dated January 31, 2000 for vlasic.com.

22. Shared Windows NT-Based Web Hosting Agreement between Vlasic Foods International Inc. and UUNET Technologies Inc. dated June 28, 2000 for peppers.

23. Service Agreement between Barrett Business Services, Inc. and Vlasic Foods International Inc. dated April 13, 1999.

24. Security Guard Service Agreement between Bennett Security (aka Bennett Detective & Protective Agency, Inc.) and Vlasic Foods, Inc. dated May 26, 1999

25. Rental Agreement between Chep USA and Vlasic Foods International Inc. dated March 22, 1999.

26. Lease Agreement between IOS Capital, Inc. and Vlasic Foods International Inc. dated December 8, 1999.

27. Total Customer Care Service Agreement IKON Office Solutions and Vlasic Foods International Inc. dated November 7,1999

28. Service Agreement between Waste Management of Delaware, Inc. and Vlasic Foods International Inc. dated December 15 1999.

29. Lease Agreement between White Cap, Inc. and Vlasic Foods International Inc. dated August 10, 1999.

30. Lease Agreement between Selective Ricoh, Inc. and Vlasic Foods International Inc. dated February 4, 1999.

31. Equipment Lease Agreement between Selective Ricoh, Inc. and Vlasic Foods, Inc. dated July 24, 1998.

32. RMAP Lease Agreement between Ricoh Corporation and Vlasic Foods, Inc. dated July 6, 1999.

33. Co-Pack Agreement between Vlasic Foods International Inc. and Hermann Pickle Company, Inc. dated March 1, 2000.

34. Co-Pack Agreement between Vlasic Foods International Inc. and J.L. Degraffenreid & Sons, LLC, effective as of January 3, 2001.

35. Co-Pack Agreement between Vlasic Foods International Inc. and Great Lakes Kraut Company LLC dated August 1, 2000.

36. Co-Pack Agreement between Vlasic Foods International Inc. and Green Boys Foods, Inc. dated August 2, 1999.

37. Co-Pack Agreement between Vlasic Foods International Inc. and The Mancini Packing Company, Inc. dated July 15, 2000.

38. Barbecue Sauce Agreement between Ventura Foods, LLC and Vlasic Foods International Inc. effective as of August 4, 1998.

39. Trademark License Agreement between Vlasic Foods, Inc. and General Foods Corporation dated September 11, 1987 as amended as of September 10, 1997.

40. Agreement between Vlasic Foods, Inc. and United Food and Commercial Workers Union Local #27 effective January 26, 2000.

41. Agreement between Vlasic Foods International Inc. and United Bakery Workers Local #87 AFL-CIO dated February 28, 1998, as extended until February 25, 2002 by an Extension Agreement between the parties.

42. Purchase orders for the purchase of produce from Falkner Produce, on going.

43. Renewal of Warehouse Agreement between Vlasic Foods International Inc. and Whiting Distribution Services, Inc. dated April 24, 1998 (in negotiation).

44. Three agreements with Independent Purchasing Cooperative (Subway franchisees), two dated October 1, 1999 and one dated July 1, 1999 (as each agreement is extended until September 30, 2001, and including all pricing and volume agreements relating thereto made with respect to the 2001 season of the Business).

45. Oral agreement with McDonald's Corp. for the sale of food-service products.

46. Research and Production Agreement between Campbell Soup Company and Asgrow Seed Company dated November 30, 1993, as assigned to Vlasic Foods International Inc.

47. Facility Services Agreement between Vlasic Foods International Inc. and NFI Interactive Logistics, Inc. dated January 3, 2000.

48. Transportation Services Agreement between NFI Interactive Logistics, Inc. and Vlasic Foods International Inc. dated January 3, 2000. (Also see item 3 of Section 2.7 of the Seller Disclosure Schedule.)

49.   Virus software from McAfee.

50.   Terminal emulation package from WallData (Rumba).

51. Agreement between System Software Associates, Inc. and Vlasic Foods International Inc. dated September 25, 1998.

52. Agreement between Microsoft and Vlasic Foods International Inc. dated September 15, 2000.

53. Agreement between Tokai Financial Services, Inc. and Vlasic Foods International Inc. dated May 13, 1998 (with respect to Lease Nos. 24286863, 24292254, 24274147, 24266784, 24266791, 24377702 and 24274188,
      and, if extended with the consent of Purchaser, Lease No. 24293285).

54. Refrigerated Warehouse and Distribution Services Agreement between Millard Refrigerated Services-Atlanta II, Inc. and Vlasic Foods Distribution Company effective July 1, 1999.

55. Technology Sharing Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 26, 1998.

56. Transportation Agreement between Millard Transportation Services, Inc. and Vlasic Foods International Inc. effective November 5, 2000 as amended by a Refrigerated Product Rate Adjustment effective January 1, 2001.

57. Contract for Behaviorscan Testing Services between Vlasic Foods International Inc. and Information Resources, Inc., effective as of March 1, 2000.

58. Agreement between Cimax International B.V. and Vlasic Foods International Inc. dated April 30, 1998.

59. Standard Net Lease between 5395-5409 Eglington Avenue West Inc. and Vlasic Foods Canada, Inc. dated as of March 26, 1998.

60. Trademark License Agreement between Nabisco Brands Co. and Vlasic Foods International Inc. dated November 1, 1999.

61. Agreement between Vlasic Foods International Inc. and SportsWave, Inc. dated May 22, 2000.

62. "Peanuts" Advertising and Premium Agreement between Vlasic Foods International Inc. and United Feature Syndicate dated June 27, 2000.

63.   Lease Agreement with J.D. Warehouse Co. dated December 1, 1998.

64. Agreement of Lease between United States Cold Storage, Inc. and Vlasic Foods International Inc. executed November 1, 1998.

65. Commercial Lease between Burt Hanna L.L.C. and Vlasic Foods International Inc. dated August 11, 2000.

66. Fort James Corporation Equipment Lease (Kliklok Machine No. HS11198-185) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

67. Fort James Corporation Equipment Lease (Kliklok Machine No. HS10198-477) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

68. Fort James Corporation Equipment Lease (Kliklok Machine No. HS11198-377) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

69. Fort James Corporation Equipment Lease (Kliklok Machine No. HS11198-58) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

70. Fort James Corporation Equipment Lease (Kliklok Machine No. HS11198-359) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

71. Fort James Corporation Equipment Lease (Kliklok Machine No. HS10198-25) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

72. Lease Agreement No. 626 between Wilveco, Inc. and Vlasic Foods International Inc. dated September 29, 1998.

73. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5481 dated April 1, 1999.

74. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5585 dated June 22, 1999.

75. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5686 dated January 7, 1999.

76. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5728 dated February 8, 1999.

77. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5883 dated October 12, 1999.

78. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5982 dated February 8, 2000.

79. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5985 dated February 8, 2000.

80. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5986 dated February 8, 2000.

81. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5987 dated February 8, 2000.

82. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 6031 dated April 4, 2000.

83. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HSM-101 and HS "Magnum" Feeder Parts HS-3057).

84. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HS10198-22, Heat-Seal Field Modification Kit and Klikwheel High Speed Open-Pot Hot-Melt Adhesive Applicator System Field Kit).

85. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HS11198-113, Set HS Feeder Parts No. HS-S-568-A, Set HS Feeder Parts No. HS-S-568-B, Set HS Feeder Parts No. S568-C, "Captain-S" Carton Feeder and Feeder Outfeed

      Conveyor and Klickwheel High Speed Open-Pot Hot-Melt Adhesive Applicator System Field Kit).

86. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HS11198-45, Product Infeed Timer, and Klickwheel High Speed Open-Pot Hot-Melt Adhesive Applicator System Field Kit).

87. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HSM-104, Set HS "Magnum" Feeder Parts No. HS-3184-A and Set HS "Magnum" Feeder Parts No. HS-3184-B).

88. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HS11198-436, Set HS Feeder Parts No. HS-2886, Product Infeed Timer, and Klickwheel High Speed Open-Pot Hot-Melt Adhesive Applicator System Field Kit).

89. Swanson Trademark License Agreement (U.S.) by and between CSC Brands, Inc. and Vlasic International Brands Inc. dated as of March 24, 1998.

90. Swanson Trademark License Agreement (Non-U.S.) by and between Campbell Soup Company and Vlasic International Brands Inc. dated March 26, 1998.

91. Transportation Services Agreement between Vlasic Foods International Inc. and Distribest, Inc. effective as of October 1, 1999.

92. Foodservice Supply Agreement between Campbell Soup Company and Vlasic Foods International Inc. effective as of March 30, 1998, as amended effective as of March 30, 2000 and as further amended by letter agreement dated September 29, 2000.

93. Listowel Supply Agreement between Vlasic Foods Canada, Inc. and Campbell Soup Company Ltd. effective March 30, 1998, as extended by the Unsigned Addendum to such agreement. (Please also see item 4 of Section 2.7 of the Seller Disclosure Schedule)

94. Co-Packing Agreement between Maple Leaf Poultry, a division of Maple Leaf Foods, Inc. and Vlasic Foods Canada, Inc. effective as of September 1, 1999.

95. Beef Supply Agreement between Vlasic Foods International Inc. and Swift-Armour Sociedad Anonima Argentina, dated as amended effective as of July 16, 1999.

96.   [Intentionally omitted]

97. Agreement between Vlasic Foods International, Omaha, Nebraska and District Union No. 271, affiliated with the United Food and Commercial Workers International Union, AFL-CIO.

98. Agreement between Vlasic Foods International, Omaha, Nebraska and District Union No. 571 of the International Union of Operating Engineers.

99. Agreement between Vlasic Foods International Inc., Fayetteville, Arkansas and United Food and Commercial Workers Union, Local 2008, as amended effective October 1, 2000.

100.  All Agreements with Sales Offices.

101. Contract for InfoScan Services between Information Resources, Inc. and Vlasic Foods International Inc. effective August 1, 1999.

102. CMS Coupon Redemption Program Agreement between Carolina Manufacturer's Service, Inc. and Vlasic Foods International Inc. dated as of August 1, 1998.

103. Free Standing Inserts Media Placement Agreement between News America Marketing, FSI Division and Vlasic Foods International Inc. effective August 1, 1999.

104. Bartering Agreement between Active Media Services, Inc. and Vlasic Foods International Inc. dated January 6, 2000.

105. Advertiser-Media Planning and Buying Agency Agreement between Vlasic Foods International Inc, for itself and its United States operating subsidiaries and TN MEDIA, Inc. dated as of August 1, 1999.

106. Services Agreement between Vlasic Foods International Inc. and Telerx Marketing Inc. effective March 31, 2000.

107. Manual Food and Vending Services Agreement between Vlasic Foods International Inc. and Compass Group USA, Inc. dated September 1, 1999.

108. Fleet Management Services Agreement between Automotive Rentals, Inc. and Vlasic Foods International Inc. dated September 10, 1998.

109. Master Agreement between CompuCom Systems, Inc. and Vlasic Foods International Inc. dated June 1, 1998.

110. Agreement between Arcus Data Security and Vlasic Foods International Inc. dated January 31, 2000.

111. Software License Agreement and Annual Maintenance Agreement between Corporate Management Solutions, Inc. and Vlasic Foods International Inc., each dated November 30, 1998.

112. Agreements between DataMirror Corporation and Vlasic Foods International Inc. dated September 15, 1998 and March 2, 1998.

113. Agreement between Federal Liaison Services, Inc. and Vlasic Foods International Inc. dated April 5, 1999.

114. Agreement between Hawkeye Information Systems, Inc. and Vlasic Foods International dated June 15, 2000.

115. Agreement between Informatica Corporation and Vlasic Foods International Inc. dated July 31, 1998, as amended.

116. Agreement between MatrixOne, Inc. and Vlasic Foods International Inc. dated September 30, 1998.

117. Agreement between MCI WorldCom Network Services, Inc. and Vlasic Foods International Inc. dated December 16, 1999, as amended on February 1, 2000.

118. Agreement between Mellon Bank, N.A. and Vlasic Foods International Inc. dated June 2, 1999.

119. Agreement between PKS Computer Services LLC and Vlasic Foods International Inc. dated October 22, 1998.

120. Agreement between Sterling Commerce and Vlasic Foods International Inc. dated March 31, 1998.

121. Agreement between Sungard Recovery Services, Inc. and Vlasic Foods International Inc. dated October 1, 1998.

122. Software License Agreement between Hyperion Software Operations and Vlasic Foods International Inc.

123. Closed-End Lease between Automotive Rentals Inc. and Vlasic Foods International, Inc., dated September 10, 1998.

124. Automobile Lease between Wheels, Inc. and Campbell Sales Company, dated January 28, 1987 and Lease Assumption Agreement between Campbell Sales Company and all its domestic subsidiaries, Vlasic Foods International and Wheels, Inc., dated April 8, 1998.

125. Outsourced Services Agreement between Creditek LLC and Vlasic Foods International Inc., dated November 1, 2000.

126. Agreement between Vlasic Foods International Inc. and Guardsmark, Inc., dated January 1, 2000.

127. Facilities Management Agreement between Affiliated Business Solutions, Inc. and Vlasic Foods International Inc., dated May 29, 1998.

128. Two Warehouse Agreements between Whiting Distribution Services and Vlasic Foods International Inc., each dated January 8, 2001.

129. Product Placement Retainer Agreement between Premier Entertainment Services and Vlasic Foods International Inc. effective June 1, 1999.

130. Corporate Card Account Agreement between American Express Travel Related Services and Vlasic Foods International Inc. dated June 1, 1999.

131. Software License Agreement between System Software Associates, Inc. and Vlasic Foods International Inc. dated May 20, 1998 (as amended) (to the extent assigned to Purchaser).

132. License Agreement and exhibits between Vlasic Foods International Inc. and Brio Technology, Inc. dated January 4, 1999.

133. Vantage Source License Agreement for Arthur Andersen Software dated September 17, 1998, as amended.

134. Corporate Account Agreement between Vlasic Foods International Inc. and The Hertz Corporation dated March 23, 1999, as amended.

135. Turkey Meat Supply Agreement between Vlasic Foods International Inc. and Cargill, Inc. dated September 24, 1996, as amended and extended.

136. Administrative Services Agreement between Vlasic Foods International Inc. and Watson Wyatt & Company dated December 13, 2000.

Section 2.4(iii)
None

Section 2.4(iv)
None

Section 2.4(v)
None

Section 2.4(vi)
None

Section 2.4(vii)
See Permits listed under Section 2.3 of the Seller Disclosure Schedule

With respect to all agreements listed on Section 2.4 of Seller Disclosure Schedule, all amendments and supplements to the agreements so listed have been so noted. Further, the encumbrances on the Acquired Assets contained in items 2-8 and 12-20 will be terminated at Closing unless such requirement is waived by the parties.

                                                                       EXHIBIT D

                               SELLER DISCLOSURE SCHEDULE

                                       SECTION 2.8

                                        CONTRACTS
Section 2.8(a)

1. Amended and Restated Credit Agreement among Vlasic Foods International Inc., the Banks party thereto, The Chase Manhattan Bank, as Syndication Agent and Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, dated as of September 30, 1998, as amended.

2. Security Agreement among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent, dated as of September 30, 1998.

3. Patent Security Agreement by VF Brands, Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

4. Trademark Security Agreement by VF Brands, Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

5. Subsidiary Guaranty Agreement dated September 30, 1998 by the Domestic Subsidiaries of Vlasic Foods International Inc. for the benefit of certain holders from time to time of certain Guaranteed Obligations.

6. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 25, 2000 from Vlasic Foods International Inc., the Mortgagor, to Morgan Guaranty Trust Company of New York, as Collateral Agent, the Mortgagee (Millsboro, Delaware).

7. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 25, 2000 from Vlasic Foods International Inc., the Mortgagor, to Morgan Guaranty Trust Company of New York, as Collateral Agent, the Mortgagee (Imlay City, Michigan).

8. Second Mortgages for properties listed in 6 - 7 in favor of the Dorrance Family Participants.

9. Separation and Distribution Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 30, 1998.

10. Tax Sharing and Indemnification Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 30, 1998.

11. Benefits Sharing Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 30, 1998.

12. Severance Agreement and General Release between Clifton Cooper and Vlasic Foods International Inc.

13. Severance Agreement and General Release between Robin Dunn and Vlasic Foods International Inc.

14. Severance Agreement and General Release between Maria Morris and Vlasic Foods International Inc.

15. A debtor-in-possession credit and guaranty agreement to be entered into among Seller, the guarantors party thereto, the banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent and Collateral Agent, and The Chase Manhattan Bank, as Syndication Agent (the "DIP Agreement") which will be a Retained Liability of Seller.

16. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 25, 2000 from Vlasic Foods International Inc., the Mortgagor, to Morgan Guaranty Trust Company of New York, as Collateral Agent, the Mortgagee (Omaha, Nebraska).

17. Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 25, 2000 from Vlasic Foods International Inc., the Mortgagor, to Morgan Guaranty Trust Company of New York, as Collateral Agent, the Mortgagee (Fayetteville, Arkansas).

18. Second Mortgages for properties listed in 16-17 in favor of the Dorrance Family Participants.

19. Patent Security Agreement by Vlasic International Brands Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

20. Trademark Security Agreement by Vlasic International Brands Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

21. Patent Security Agreement by Vlasic Foods Canada, Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

22. Trademark Security Agreement by Vlasic Foods Canada, Inc. with reference to the Security Agreement dated as of September 30, 1998 among Vlasic Foods International Inc., the Subsidiary Guarantors party thereto and Morgan Guaranty Trust Company of New York, as Collateral Agent.

23. Supplemental Security Agreement for the items listed in 2-5 and 19-22 in favor of the Dorrance Family Participants.

24. Corporate Headquarters Office Lease between Brandywine Operating Partnership, L.P. and Campbell Soup Company, dated March 4, 1998.

25. Agreement with Lazard Freres, dated as of April 26, 2000, for the provision of investment banking and restructuring services.

26. Agreement with Goldin Associates for the provision of interim management services.

27. Agreement with Peter Menikoff for the provision of financial consulting services, as amended.

28.   Agreement with Robert Bernstock for the provision of consulting services.

29. Severance Agreement and General Release between Randall Milnes and Vlasic Foods International Inc.

30. Severance Protection Agreement by and between Vlasic Foods International Inc. and Robert F. Bernstock made as of August 11, 2000.

31. Confidential Information and Non-Competition Agreement between Vlasic Foods International Inc. and Robert F. Bernstock dated as of August 11, 2000.

32. Mid-Career Hire Pension Agreement by and between Vlasic Foods International Inc. and Robert F. Bernstock dated March 30, 1998.

33. Incentive Compensation Agreement by and between Vlasic Foods International Inc. and Robert F. Bernstock dated as of August 11, 2000.

34. Shared Windows NT-Based Web Hosting Agreement between Vlasic Foods International Inc. and UUNET Technologies Inc. dated January 31, 2000 for vlasic.com.

35. Shared Windows NT-Based Web Hosting Agreement between Vlasic Foods International Inc. and UUNET Technologies Inc. dated June 28, 2000 for peppers.

36. Consignment Agreement between Asset Recovery Systems and Vlasic Foods International Inc. dated January 1, 2000.

37. Distribution Agreement between Ballester Hermanos, Inc. and Campbell Soup Company, dated July 7, 1993.

38. Distribution Agreement between Damia Co., Ltd., and Vlasic Foods International Inc. (unsigned)

39. Distribution Agreement between Macrocom Co., Ltd., and Vlasic Foods International Inc. (unsigned).

40. Distribution Agreement between Yes Commercial Co., Ltd. and Vlasic Foods International Inc. (unsigned).

41. Consulting agreement between The Marketing Works! Consulting Group LLC and Vlasic Foods International Inc. dated May 22, 2000.

42.   All agreements with United States Brokers.

43.   All Sales Office leases.

44. Service Agreement between Barrett Business Services, Inc. and Vlasic Foods International Inc. dated April 13, 1999.

45. Security Guard Service Agreement between Bennett Security (aka Bennett Detective & Protective Agency, Inc.) dated May 26, 1999.

46. Rental Agreement between Chep USA and Vlasic Foods International Inc. dated March 22, 1999, as amended.

47. Lease Agreement between IOS Capital, Inc. and Vlasic Foods International Inc. dated December 8, 1999, as amended.

48. Service Agreement between Waste Management of Delaware, Inc. and Vlasic Foods International Inc. dated December 15, 1999, as amended.

49. Agreement between White Cap, Inc. and Vlasic Foods International Inc. dated August 10, 1999.

50. Lease Agreement between Selective Ricoh, Inc. and Vlasic Foods International Inc. dated February 4, 1999.

51. Equipment Lease Agreement between Selective Ricoh, Inc. and Vlasic Foods, Inc. dated July 24, 1998.

52. RMAP Lease Agreement, dated July 6, 1999, Customer Purchase Agreement dated July 28, 1997, and Lease dated August 11, 1997 between Ricoh Corporation and Vlasic Foods, Inc. dated July 6, 1999.

53. Co-Pack Agreement between Vlasic Foods International Inc. and Hermann Pickle Company, Inc. dated March 1, 2000.

54. Co-Pack Agreement between Vlasic Foods International Inc. and J.L. Degraffenreid & Sons, LLC; effective as of January 3, 2001.

55. Co-Pack Agreement between Vlasic Foods International Inc. and Great Lakes Kraut Company LLC dated August 1, 2000.

56. Co-Pack Agreement between Vlasic Foods International Inc. and Green Boys Foods, Inc. dated August 2, 1999.

57. Co-Pack Agreement between Vlasic Foods International Inc. and The Mancini Packing Company, Inc. dated July 15, 2000.

58. Barbecue Sauce Agreement between Ventura Foods, LLC and Vlasic Foods International Inc. effective as of August 4, 1998.

59. Trademark License Agreement between Vlasic Foods, Inc. and General Foods Corporation dated September 11, 1987 as amended as of September 10, 1997.

60. License Agreement between Lemelson Medical, Education and Research Foundation, Limited Partnership and Vlasic Foods International Inc. effective October 28, 1999.

61. Letter Agreement for Groucho Marx Sound-Alike License to Foote, Cone and Belding, on behalf of Vlasic Foods International Inc. dated August 24, 1998 as amended by letter agreement of April 3, 2000.

62. Agreement between Vlasic Foods International Inc. and the Green Bay Packers, Inc. dated August 12, 1999.

63. McCall Protection Agreement between McCall Handling Company and Vlasic Foods International Inc. dated April 1, 1999.

64. Pest Prevention Service Agreement between The Steritech Group, Inc. and Vlasic Foods International Inc. dated May 15, 2000.

65. Uniform Rental Agreement between UniFirst and Vlasic Foods, Inc. dated October 15, 1996.

66. Maintenance Agreement for Building Environmental Systems between National HVAC Service and Vlasic Foods, Inc. dated July 15, 1999.

67. Service Agreement between Vlasic Foods, Inc. and Bio Gro Division of Wheelbrator Water Technologies, Inc. (undated).

68. Renewal Contract for grass maintenance at Millsboro facility between R & L Services and Vlasic Foods, Inc. (undated).

69. Trademark Sublicense Agreement between Vlasic Foods International Inc. and Stratford Upon Avon Foods Limited, dated November 15, 1999.

70. Agreement between Vlasic Foods, Inc. and United Food and Commercial Workers Union Local #27 effective January 26, 2000.

71. Agreement between Vlasic Foods International Inc. and United Dairy and Bakery Workers Local #87 AFL-CIO dated February 28, 1998, as extended until February 25, 2002 by an Extension Agreement between the parties.

72. Warehouse Agreement between Whiting Distribution Services and Vlasic Foods International Inc. dated January 8, 2001.

73. Agreement dated January 8, 2001 between Vlasic Foods International Inc. and Whiting Distribution Services, Inc.

74. Trademark License Agreement between VF Brands, Inc. and Jays Foods, L.L.C. dated as of October 31, 1998.

75. 2000 Brining Agreement between Falkner Produce and Vlasic Foods, Inc. dated June 1, 2000.

76. Three agreements between Independent Purchasing Cooperative, Inc. and Vlasic Foods International Inc.; one dated October 1, 1999 and two dated July 1, 1999 (as each agreement is extended until September 30, 2001, and including all pricing and volume agreements relating thereto made with respect to the 2001 Season of the Business).

77. Supply Agreement between Owens-Brockway Glass Container Inc. and Vlasic Foods International Inc. dated September 28, 1999.

78.   Purchase Orders for the purchase of produce from Falkner Produce
      (on-going).

79. Oral food service agreement with McDonald's Corp for the sale of approximately 360,000 cases of flex-pax chips in Asia, Middle East, South America and East Coast United States.

80.   See Permits listed in Section 2.10 of Seller's Disclosure Schedule.

81. Research and Product Agreement between Campbell Soup Company and Asgrow Seed Company dated November 30, 1993, as assigned to Vlasic Foods International Inc.

82. Facility Services Agreement between NFI Interactive Logistics, Inc. and Vlasic Foods International Inc. effective as of January 3, 2000.

83. Transportation Services Agreement between NFI Interactive Logistics, Inc. and Vlasic Foods International Inc. effective as of January 3, 2000. (Also see item 3 of Section 2.7 of the Seller Disclosure Schedule)

84. Refrigerated Warehouse and Distribution Services Agreement between Millard Refrigerated Services-Atlanta II, Inc. and Vlasic Foods Distribution Company effective July 1, 1999, as amended.

85. Agreement between System Software Associates, Inc. and Vlasic Foods International Inc. dated September 25, 1998.

86. Agreement between Microsoft and Vlasic Foods International Inc. dated September 15, 2000.

87. Agreement between Tokai Financial Services, Inc. and Vlasic Foods International Inc. dated May 13, 1998 (with respect to Lease Nos. 24286863, 24292254, 24274147, 24266784, 24266791, 24377702 and 24274188,
      and, if extended with the consent of Purchaser, Lease No. 24293285).

88. Technology Sharing Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 26, 1998.

89. Transportation Agreement between Millard Transportation Services, Inc. and Vlasic Foods International Inc. effective November 5, 2000 as amended by a Refrigerated Product Rate Adjustment effective January 1, 2001.

90. Contract for Behaviorscan Testing Services between Vlasic Foods International Inc. and Information Resources, Inc., effective as of March 1, 2000.

91. Brining Agreement between Vlasic Foods International Inc. and G.D. McDonald and Associates, effective as of June 1, 2000.

92. Standard Net Lease between 5395-5409 Eglington Avenue West Inc. and Vlasic Foods Canada, Inc. dated as of March 26, 1998.

93. Trademark License Agreement between Nabisco Brands Co. and Vlasic Foods International Inc. dated November 1, 1999.

94. Agreement between Vlasic Foods International Inc. and SportsWave, Inc. dated May 22, 2000.

95. "Peanuts" Advertising and Premium Agreement between Vlasic Foods International Inc. and United Feature Syndicate dated June 27, 2000 as amended January 8, 2001.

96.   Lease Agreement with J.D. Warehouse Co. dated December 1, 1998.

97. Agreement of Lease between United States Cold Storage, Inc. and Vlasic Foods International Inc. executed November 1, 1998, as amended June 9, 2000 and December 12, 2000.

98. Commercial Lease between Burt Hanna L.L.C. and Vlasic Foods International Inc. dated August 11, 2000.

99. Fort James Corporation Equipment Lease (Kliklok Machine No. HS11198-185) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

100. Fort James Corporation Equipment Lease (Kliklok Machine No. HS10198-477) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

101. Fort James Corporation Equipment Lease (Kliklok Machine No. HS11198-377) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

102. Fort James Corporation Equipment Lease (Kliklok Machine No. HS11198-58) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

103. Lease Agreement No. 626 between Wilveco, Inc. and Vlasic Foods International Inc. dated September 29, 1998.

104. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5481 dated April 1, 1999.

105. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5585 dated June 22, 1998.

106. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5686 dated January 7, 1999.

107. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5728 dated February 8, 1999.

108. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5883 dated October 12, 1999.

109. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5982 dated February 8, 2000.

110. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5985 dated February 8, 2000.

111. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5986 dated February 8, 2000.

112. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 5987 dated February 8, 2000.

113. Lease Agreement between JQ Office Equipment of Omaha, Inc. and Vlasic Foods International Inc. No. 6031 dated April 4, 2000.

114. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HSM-101 and HS "Magnum" Feeder Parts HS-3057).

115. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HS10198-22. Heat - Seal Field Modification Kit and Klikwheel High Speed Open-Pot Hot-Melt Adhesive Applicator System Field Kit).

116. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HS11198-113, Set HS Feeder Parts No. HS-S-568-A, Set HS Feeder Parts No. HS-S-568-B, Set HS Feeder Parts No. S568-C, "Captain-S" Carton Feeder and Feeder Outfeed Conveyor and Klickwheel High Speed Open-Pot Hot-Melt Adhesive Applicator System Field
      Kit).

117. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HS11198-45, Product Infeed Timer, and Klickwheel High Speed Open-Pot Hot-Melt Adhesive Applicator System Field Kit).

118. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HSM-104, Set HS "Magnum" Feeder Parts No. HS-3184-A and Set HS "Magnum" Feeder Parts No. HS-3184-B).

119. Lease Agreement between Burd & Fletcher Company and Campbell Soup Company dated April 1, 1991 (Kliklok Machine No. HS11198-436, Set HS Feeder Parts No. HS-2886, Product Infeed Timer, and Klickwheel High Speed Open-Pot Hot-Melt Adhesive Applicator System Field Kit).

120. Swanson Trademark License Agreement (U.S.) by and between CSC Brands, Inc. and Vlasic International Brands Inc. dated as of March 24, 1998.

121. Swanson Trademark License Agreement (Non-U.S.) by and between Campbell Soup Company and Vlasic International Brands Inc. dated March 26, 1998.

122. Transportation Services Agreement between Vlasic Foods International Inc. and Distribest, Inc. effective as of October 1, 1999.

123. Foodservice Supply Agreement between Campbell Soup Company and Vlasic Foods International Inc. effective as of March 30, 1998, as amended by FoodService Supply Amendment Agreement effective as of March 30, 2000, as amended by letter agreement dated September 29, 2000, as further amended by FoodService Supply Second Amendment, effective as of December 1, 2000.

124. Listowel Supply Agreement between Vlasic Foods Canada, Inc. and Campbell Soup Company Ltd effective March 30, 1998, as amended but not signed. (Also see item 4 of Section 2.7 of the Seller Disclosure Schedule)

125. Unsigned Addendum to Listowel Supply Agreement for Warehousing and Transportation Services.

126. Co-Packing Agreement between Maple Leaf Poultry, a division of Maple Leaf Foods, Inc. and Vlasic Foods Canada, Inc. effective as of September 1, 1999.

127. Beef Supply Agreement between Vlasic Foods International Inc. and Swift-Armour Sociedad Anonima Argentina, dated as of April 28, 1999, as amended.

128.  [Intentionally omitted]

129. License Agreement between Lemelson Medical, Education and Research Foundation, Limited Partnership and Vlasic Foods International Inc. effective October 28, 1999.

130. Consignment Agreement between Process Systems Integration and Vlasic Foods International Inc. dated June 28, 2000.

131. Lease of Storage Location Agreement between Freez-N-Stor, Inc. and Vlasic Foods International Inc. dated March 16, 2001.

132. Agreement between Vlasic Foods International, Omaha, Nebraska and District Union No. 271, affiliated with the United Food and Commercial Workers International Union, AFL-CIO, effective October 5, 1998.

133. Agreement between Vlasic Foods International, Omaha, Nebraska and District Union No. 571 of the International Union of Operating Engineers, effective November 2, 1998.

134. Agreement between Vlasic Foods International Inc., Fayetteville, Arkansas and United Food and Commercial Workers Union, Local 2008, as amended effective October 1, 2000.

135. Warehouse Agreement Between Campbell Soup Company and United Refrigerated Services dated August 30, 1996 (Atlanta, GA).

136. Warehouse Agreement Between Campbell's Food Distributing Company, Inc. and CS Integrated LLC dated April 28, 1998 (Malvern, PA).

137. Warehouse Agreement Between Campbell's Food Distributing Company, Inc. and CS Integrated LLC dated April 28, 1998 (Modesto, CA).

138. Warehouse Agreement between Campbell Soup Company and United States Cold Storage, Inc. dated December 1, 1997 (Fort Worth, TX).

139.  [Intentionally omitted]

140. Swanson Brand Identity Evaluation & Redesign Agreement between Vlasic Foods International Inc. and Bailey Design Group dated June 21, 1999.

141. Trademark Sub-License Agreement (Canada) (Frozen Food Brands, other than Swanson) between Vlasic Foods International Inc. and Vlasic Foods Canada, Inc. dated March 30, 1998.

142. Trademark License Agreement (Frozen Food Brands, other than Swanson) between Vlasic International Brands Inc. and Vlasic Foods International Inc. dated March 30, 1998.

143. Technical Services Agreement between Vlasic Foods International Inc. and Vlasic Foods Canada, Inc.

144. Distribution Agreement between Campbell Soup Company and Packers Provision Company effective as of July 1, 1994.

145. Agreement between Thomas Large & Singer, Inc. and Vlasic Foods Canada, Inc. dated July 30, 1999.

146. Agreement between Murray Spencer Atlantic Limited and Vlasic Foods Canada, Inc. dated September 8, 1999.

147. Agreement between Belgo International and Vlasic Foods Canada, Inc. dated April 14, 1998.

148. Agreement between ACNielsen Company and Vlasic Foods Canada, Inc. dated December 22, 1999.

149. Agreement between Bradley Ward Systems Inc. and Vlasic Foods International Inc. dated May 5, 1998, accompanying maintenance agreement and Master Source Code Escrow Agreement, as amended, between The Vault Company, Bradley Ward Systems Inc. and Vlasic Foods International Inc..

150. Letter Agreement, dated as of March 1, 2000 between Vlasic Foods International Inc. and Campbell Soup Company.

151. Trademark License Agreement (Mushrooms) between CSC Brands, Inc. and Vlasic International Brands Inc., dated March 26, 1998.

152.  Ongoing purchase orders with Northeastern Products.

153.  Ongoing purchase orders with Southeastern Wisconsin Products.

154. Contract for InfoScan Services between Information Resources, Inc. and Vlasic Foods International Inc. effective August 1, 1999, as amended.

155. CMS Coupon Redemption Program Agreement between Carolina Manufacturer's Service, Inc. and Vlasic Foods International Inc. dated as of August 1, 1998.

156. Free Standing Inserts Media Placement Agreement between News America Marketing, FSI Division and Vlasic Foods International Inc. effective August 1, 1999.

157. Bartering Agreement between Active Media Services, Inc. and Vlasic Foods International Inc. dated January 6, 2000.

158. Advertiser-Media Planning and Buying Agency Agreement between Vlasic Foods International Inc, for itself and its United States operating subsidiaries and TN MEDIA, Inc. dated as of August 1, 1999.

159. Services Agreement between Vlasic Foods International Inc. and Telerx Marketing Inc. effective March 31, 2000, as amended.

160. Telephone Marketing Services Agreement between Convergys Customer Management Group, Inc. and Vlasic Foods International Inc. dated March 15, 1999.

161. Manual Food and Vending Services Agreement between Vlasic Foods International Inc. and Compass Group USA, Inc. dated September 1, 1999, as amended.

162. Fleet Management Services Agreement between Automotive Rentals, Inc. and Vlasic Foods International Inc. dated September 10, 1998.

163. Master Agreement between CompuCom Systems, Inc. and Vlasic Foods International Inc. dated June 1, 1998.

164. Software License Agreement dated October 30, 1998 and Software Support Agreement dated October 27, 1998 between Advanced Software Designs, Inc. and Vlasic Foods International Inc.

165. Agreement between Arcus Data Security and Vlasic Foods International Inc., dated November 17, 1999, as amended and Agreement dated January 31, 2000.

166. Agreement between Bottomline Technologies (de), Inc. and Vlasic Foods International Inc. dated September 25, 1998.

167. Software License Agreement, Annual Maintenance Agreement and TCM Data Conversion Agreement between Corporate Management Solutions, Inc. and Vlasic Foods International Inc., each dated November 30, 1998.

168. Agreements between DataMirror Corporation and Vlasic Foods International Inc. dated September 15, 1998 and March 2, 1998.

169. Agreement between Federal Liaison Services, Inc. and Vlasic Foods International Inc. dated December 12, 1998, as amended.

170. Agreement between Fiberlink Communications Corporation, Incorporated and Vlasic Foods International Inc. dated May 1, 1998, as amended (to the extent assigned to Purchaser).

171. Agreement between Gelco Information Network, Inc. and Vlasic Foods International Inc. dated November 10, 1998.

172. Agreement between Hawkeye Information Systems, Inc. and Vlasic Foods International dated June 15, 2000.

173. Agreement between Informatica Corporation and Vlasic Foods International Inc. dated July 31, 1998, as amended.

174. Agreement between MatrixOne, Inc. and Vlasic Foods International Inc. dated September 30, 1998.

175. Agreement between MCI WorldCom Network Services, Inc. and Vlasic Foods International Inc. dated December 16, 1999, as amended on February 1, 2000.

176. Agreement between Mellon Bank, N.A. and Vlasic Foods International Inc. dated June 2, 1999.

177. Agreement between Mortice Kern Systems US Inc. and Vlasic Foods International Inc. dated August 25, 1999.

178. Agreement between MRS Consulting, Inc. and Vlasic Foods International Inc. dated April 1, 1999.

179. Agreement between Oracle Corporation and Vlasic Foods International Inc. dated August 28, 1998, as amended.

180. Agreements between People Soft U.S.A. Inc. and Vlasic Foods International Inc. dated January 14, 2000 and June 23, 1998.

181. Agreement between PKS Computer Services LLC and Vlasic Foods International Inc. dated October 22, 1998, as amended.

182. Agreement between R.C.G. Information Technology, Inc. and Vlasic Foods International Inc. dated June 14, 2000.

183. Agreement between Sterling Commerce and Vlasic Foods International Inc. dated March 31, 1998, as amended.

184. Network Services Agreement between Sterling Commerce and Vlasic Foods International Inc. dated September 21, 1998, as amended.

185. Agreements between Sungard Recovery Services, Inc. and Vlasic Foods International Inc., each dated October 1, 1999, as amended.

186. Advertiser-Agency Agreement between Foote, Cone & Belding and Vlasic Foods International Inc. dated August 1, 1999.

187. Software License Agreement between Hyperion Software Operations and Vlasic Foods International Inc., dated June 12, 1998 and Software Source Code Escrow Agreement Acknowledgment dated June 12, 1998 between Hyperion Software Operations, Vlasic Foods International and SourceFile, LLC

188. Master Professional Services Agreement between Vlasic Foods International Inc. and ProjectPros International Consulting Services, LLC.

189. Closed-End Lease between Automotive Rentals Inc. and Vlasic Foods International, Inc., dated September 10, 1998.

190. Automobile Lease between Wheels, Inc. and Campbell Sales Company, dated January 28, 1987 and Lease Assumption Agreement between Campbell Sales Company and all its domestic subsidiaries, Vlasic Foods International and Wheels, Inc., dated April 8, 1998.

191. Outsourced Services Agreement between Creditek LLC and Vlasic Foods International Inc., dated November 1, 2000.

192. Agreement between Vlasic Foods International and Applied Industrial Technologies, Inc., dated June 8, 1999.

193. Agreement between Vlasic Foods International Inc. and Guardsmark, Inc., dated January 1, 2000.

194. Two Central Station Protective Signaling Services Agreements between Eastec Protective Services and Vlasic Foods International, each dated August 1, 1999.

195. Central Station Protective Signaling Services Agreement between Eastec Protective Services and Vlasic Foods International, dated May 19, 1998.

196. Central Station Protective Signaling Services Agreement between Eastec Protective Services and Vlasic Foods International, dated May 28, 1998.

197. Facilities Management Agreement between Affiliated Business Solutions, Inc. and Vlasic Foods International Inc., dated May 29, 1998, as amended.

198. Product Placement Retainer Agreement between Premier Entertainment Services and Vlasic Foods International Inc. effective June 1, 1999.

199. Corporate Card Account Agreement between American Express Travel Related Services and Vlasic Foods International Inc. dated June 1, 1999.

200. Corporate Card Agreement between Vlasic Foods Canada and Amex Bank of Canada, dated January 18, 1998, as amended.

201. Total Customer Care Service Agreement IKON Office Solutions and Vlasic Foods International Inc. dated November 7, 1999.

202. Agreement between Main Line TeleCommunications and Vlasic Foods International Inc. dated as of March 16, 1999.

203. Trash Hauling Agreement between BFI (now Papillion Sanitation) and Vlasic Foods International Inc. effective September 1, 2000.

204. Guard Service Agreement between Silverhawk Security Specialist Inc. and Vlasic Foods International Inc. effective April 13, 2000.

205. Software License Agreement between System Software Associates, Inc. and Vlasic Foods International Inc. dated May 20, 1998 (as amended) (to the extent assumed by Purchaser).

206. Fort James Corporation Equipment Lease (Kliklok Machine No. HS11198-359) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

207. Fort James Corporation Equipment Lease (Kliklok Machine No. HS10198-25) between Fort James Corporation and Vlasic Foods International Inc. dated March 23, 1998.

208. Camp Snoopy Vacation Sweepstakes Agreement between Knott's Berry Farm and Vlasic Foods International Inc. effective August 25, 2000.

209. Agreement between Tees and Pearsee Brokerage Limited and Vlasic Foods Canada, Inc. dated January 23, 2001.

210.  Diana B. Dorken Consulting Services Agreement.

211.  Laura D. Binner Consulting Services Agreement.

212. Agreement between Marlton Coupon Express and Vlasic Foods International Inc. dated as of August 15, 2000.

213. Master Professional Services Agreement and attached agreements between Vlasic Foods International Inc. and Albion Consulting dated September 14, 1999.

214. Swanson Trademark Sub-License Agreement (Canada) between Vlasic Foods International Inc. and Vlasic Foods Canada, Inc. dated March 30, 1998.

215. Swanson Trademark Sub-License Agreement (U.S.) between Vlasic Foods International Inc. and Vlasic International Brands dated March 30, 1998.

216. Swanson Trademark Sub-License Agreement (Non-U.S.) between Vlasic Foods International Inc. and Vlasic International Brands dated March 30, 1998.

217. Master Professional Services Agreement and attached agreements between Vlasic Foods International Inc. and Interactive Edge, Inc. dated May 22, 2000.

218. License Agreement and exhibits between Vlasic Foods International Inc. and Brio Technology, Inc. dated January 4, 1999.

219. Vantage Source License Agreement for Arthur Andersen Software dated September 17, 1998, as amended.

220.  McCall Forklift Agreement dated June 23, 2000.

221. Corporate Account Agreement between Vlasic Foods International Inc. and The Hertz Corporation dated March 23, 1999, as amended.

222.  All confidentiality agreements with non-union salaried employees.

223.  All confidentiality and non-compete agreements with senior executives.

224. Carbon Dioxide Supply Agreement with Magna Carta Group, L.L.C., dated December 14, 2000.

225. Turkey Meat Supply Agreement between Vlasic Foods International Inc. and Cargill, Inc. dated September 24, 1996, as amended and extended.

226. Robot Systems Agreement between Vlasic Foods International Inc. and ABB Flexible Automation dated August 17, 1999.

227. Robot Systems Agreement between Remotec AG and Vlasic Foods International Inc. dated October 4, 1999.

228. Administrative Services Agreement between Vlasic Foods International Inc. and Watson Wyatt & Company dated December 13, 2000.

229. 200l Brining Agreement between Vlasic Foods International Inc. and Falkner Produce, effective date June 1, 2001.

230. 2001 Brining Agreement between Vlasic Foods International Inc. and G.D. McDonald & Associates, Inc., effective date June 1, 2001.

231. 2000 Brining Agreement between Vlasic Foods International Inc. and Bayview Food Products, effective date June 1, 2000.

232. 2001 Brining Agreement between Vlasic Foods International Inc. and Bayview Food Products, effective date June 1, 2001.

233. Oriented Polyester Lidding Film Agreement between Vlasic Foods International Inc. and DuPont Teijin Films U.S. Limited Partnership dated August 1, 1999.

234. Tray Agreement between Vlasic Foods International Inc. and The Chinet Company dated April 1, 2000, as amended on September 13, 2000.

235. Services Agreement between Vlasic Foods International Inc. and Aramark Uniform Services dated October 31, 2000.

236. Services Agreement between Vlasic Foods International Inc. and Safety-Kleen Services, Inc. dated January 11, 2000.

237.  Lease Agreement and Schedules with Rollins Leasing Corp.

238. Security Services Agreement between Burns International Security Services and Vlasic Foods, Inc. dated June 1, 1998.

239. Maintenance Agreement between Air Tech, Inc. and Vlasic Foods International Inc., effective date March 15, 1999.

240.  Agreement between Clean Sweep Janitorial Inc. and Vlasic Foods, Inc.

241. Letter dated September 27, 1999, regarding agreement between A-1 International Foods, Inc. and Vlasic Foods, Inc. for A-1 International Foods, Inc. to destroy pickles inventory.

242. Agreement between Security Equipment Inc. and Vlasic Foods International Inc. for 1202 Douglas Street dated February 26, 2001.

243. Agreement between Security Equipment Inc. and Vlasic Foods International Inc. for 210 North 10th Street dated February 26, 2001.

244. Agreement between BJ's Parking Lot Maintenance and Vlasic Foods, Inc., dated October 26, 1999.

245. Agreement between Terry Lazin Sports Group, Inc. and Vlasic Foods International, dated April 28, 1999.

246. Warehouse Agreement between Vlasic Foods, Inc. and Acme Distribution Center, Inc., dated April 24, 1998.

247. Clipper Machine Lease Agreement between Tipper Tie, Inc. and Campbell Soup Co.

248. Consignment Agreement between Drew Karol Industries and Vlasic Foods International Inc., dated January 14, 2000.

249. Warranty/Extended Maintenance Agreement between Advanced Time Management and Vlasic Foods International, Inc.

250.  Confidentiality Agreements regarding the divestiture of the Business.

251. Agreement between Vlasic Food International Inc. and National Bond & Trust Company effective February 1, 1999.

252. Agreement among the Union of Orthodox Jewish Congregations of America, Kashruth Division, Vlasic Food Products and Giant Foods, dated February 25, 1997.

253. Agreement among the Union of Orthodox Jewish Congregations of America, Kashruth Division, Agrilink Foods and Vlasic Foods International, dated July 21, 2000.

254. Agreement among the Union of Orthodox Jewish Congregations of America, Kashruth Division, Indel Foods and Vlasic Foods International, dated September 12, 2000.

255. Agreement among the Union of Orthodox Jewish Congregations of America, Kashruth Division, Hermann Pickle Farms and Vlasic Pickle, dated March 8, 2000.

256. Agreement among the Union of Orthodox Jewish Congregations of America, Kashruth Division, Mancini Packing Company and Vlasic Foods International, dated September 27, 2000.

257. Three Support Agreements between Hewlett-Packard Co. and Vlasic Foods International Inc., dated October 13, 1999, October 19, 1999 and March 6, 2000.

258. Recycling Agreement between Cook Paper Recycling and Vlasic Foods International Inc., dated May 1, 2000.

259. Support Agreement between CMA Ettworth and Vlasic Foods International Inc., dated March 1, 2001.

260. Subscriber Agreement between First Call Corporation and Vlasic Foods International Inc., dated April 28, 1998.

261. Agreement between Bloomberg L.P. and Vlasic Foods International Inc. dated April 28, 1998.

262. Software License Agreement between SSA Southeast and Vlasic Foods International Inc. dated October 29, 1998.

263. Master Professional Services Agreement between SSA Southeast and Vlasic Foods International Inc. dated October 29, 1998.

264. Master Professional Services Agreement between Nicheware Systems LLC and Vlasic Foods International Inc. dated February 1, 2001.

265. Inspection Contract between Suppression Systems Inc. and Vlasic Foods International Inc. dated August 14, 1998.

266. Lease Agreement between Holman Leasing & Rental and Vlasic Foods International Inc. dated February 17, 2000.

267. Oral Grading and Hydrocooling Agreement between Kenney Brothers, Inc. and Vlasic Foods International Inc., effective date July 1, 2001.

268. Agreement between Union of Orthodox Jewish Congregation of America and Vlasic Foods International Inc.

269. Agreement among Union of Orthodox Congregation of America, Kashruth Division, Green Boys and Vlasic Foods International Inc.

270. Xerox Full Service Maintenance Agreement between A&D Technical Supply Co. and Vlasic Foods International Inc. dated July 1, 2000.

271. Service Agreement between Alloy Enterprises, Inc. and Vlasic Foods International Inc. dated October 1, 2000.

272. Safety Agreement between General Fire & Safety Equipment Company and Vlasic Foods International Inc. dated October 10, 2000.

273. Inspection Agreement between Getinge Castle and Vlasic Foods International Inc. dated May 31, 2000.

274. Pest Management Service Agreement between Industrial Fumigant Company and Vlasic Foods International Inc. dated March 6, 2001.

275. Sanitation Services Agreement between Rochester Midland Company and Vlasic Foods International Inc.

276. Time Clock Service Agreement between Simplex Time Recorder and Vlasic Foods International Inc. dated October 17, 2000.

277. Life Safety Service Agreement between Simplex Time Recorder and Vlasic Foods International Inc. dated October 17, 2000.

278. Software Support Agreement between MicroTek Controls, Inc. and Vlasic Foods International Inc.

279. Agreement between the City of Imlay City and Vlasic Foods International Inc., dated July 1, 1983.

280.  Pitney Bowes Mail Machine Agreement.

281. Handling Employment and Charging System Lease between United States Cold Storage, Inc. and Campbell Soup Company, dated August 25, 1995 and amended on June 9, 2000 and December 12, 2000.

282. Eight Rental Agreements between Vlasic Foods International Inc. and PLM Rental, Detroit.

283.  All business activity confidentiality agreements with third parties.

284. Quality Monitoring and Assurances Services Agreement between Vlasic Standards, Inc. and Vlasic International Brands Inc. dated March 30, 1998.

285. Private Rail Siding Agreement between Canadian National Railway and Vlasic Foods dated June 1, 1995.

286.  Sales Agreement between Chic-Fil-A and Vlasic Foods International Inc.

287.  Sales Agreement between IDQ Companies and Vlasic Foods International Inc.

288. Sales Agreement between the Quizno Corporation and Vlasic Foods International Inc.

289.  Sales Agreement between Sonic Corp. and Vlasic Foods International Inc.

290. Interest in Master Equipment Lease Agreement Schedules with Avaya Financial Services.

291. Rental Agreement between Campbell Soup Company and Diamond Rental's Inc. dated October 1, 1996.



Section 2.8(b)

1. Certain of the contracts listed above require consent. Section 2.4 of Seller Disclosure Schedule lists those material contracts requiring consents. In addition, the contracts listed in Numbers 112 & 113 above are oral contracts that have yet to be memorialized in a written agreement. With respect to the contract listed in Number 148, Bradley Ward Systems Inc. has failed to perform the Software Support Agreement and Seller has provided notice of default preliminary to exercising its rights under an escrow agreement to obtain the relevant source code.

2. With respect to Number 53 above, Vlasic Foods International Inc. has given notice of termination.

3. Seller has been informed that Seller can give no assurances to Purchaser that the oral McDonald's agreement for food service pickles will continue in effect upon sale of the Business to Purchaser.

4. With respect to all agreements listed on Section 2.8 of Seller Disclosure Schedule, all amendments and supplements to the agreements so listed have been so noted.

5. The encumbrances on the Acquired Assets contained in items 2-8 and 16-23 will be terminated at Closing unless such requirement is waived by the parties.

6. With respect to Number 149, Campbell Soup Company has interpreted such agreement as giving Seller the right to use Uniform Product Code Series 51000 only for those products of Seller which were in existence and using such Uniform Product Code as of the date of the agreement, though from time to time Campbell has agreed to Seller's use of the Uniform Product Code Series 51000 for new products.

7. Sellers have not made payments when due to third parties to some Material Contracts as a result of the bankruptcy filings by Sellers (excluding Vlasic Foods Canada, Inc.).

8. Sellers have not made payments when due to certain third parties as a result of Seller's bankruptcy filings (excluding Vlasic Foods Canada, Inc.).

9. It is unclear what interests, if any, Seller has in any of the lease schedules described in Item 290 and Seller makes no representation or warranty that any of such lease schedules may be assigned to Purchaser.

                                                                       EXHIBIT E

Section 2.10(b)

      1. The Permits described below may be transferred only with consent:

      (a)   Millsboro, Delaware

            1.   Air Quality Control Permit #APC-2000/0305-Operation

            2.   Industrial Water Allocation #89-0009M2

            3. National Pollutant Discharge Elimination System (NPDES) Permit #DE0000736

            4.   State Permit #WPCC 3245C/74 (Waste Water)

            5.   Underground Injection Control Permit #UIC 5B22-3-91S

            6. Delaware Department of Natural Resources and Environmental Control, Ground Water Discharges Section, Permit #WPCC3016B/92

            7.   DNREC Water Resources/Water Allocation #94-0016

            8.   DNREC Sanitary Sewer Permit #162012-S

            9.   License to be a Dealer in Agricultural Products in

Delaware

      (b)   Imlay City, Michigan

            1. National Pollutant Discharge Elimination System (NPDES) Permit #MI0001708

            2.   Michigan Division of Air Quality Control Permit #230-97 -
                 Boiler

      (c)   Fayetteville, Arkansas

            1.   Air Permit #1125-AR-1

            2.   Arkansas General Storm Water Permit #ARR00A000

            3.   City of Fayetteville Industrial Waste Discharge Permit No.
                 FAY12

            4.   Minor Source Air Permit #1125-AR-2

      (d)   Omaha Nebraska-Plant 1

            1.   Class II (Synthetic Minor) Air Emission Permit No. 0960825M

            2. Radiation Emitting Equipment Permit Registration #55-3295 issued by the Nebraska Health & Human Services, Regulation and Licensure;

            3. Radiation Emitting Equipment Permit License #GL0504 issued by the Nebraska Health & Human Services, Regulation and Licensure.

            4.   Land Lease Permit-Plant 1- #00-021-58365

            5.   Land Lease Permit-Plant 1- #00-021-58418

            6.   Land Lease Permit-Plant 1- #00-021-62952

            7.   Land Lease Permit-Plant 1- #00-021-62960

            8.   Land Lease Permit-Plant 1- #00-021-62820


      (e)   Omaha Nebraska-Plant 2

            1.   Construction Air Emission Permit No. C100312

            2.   Land Lease Permit-Plant 2-Account 00-021-53661

            3.   Land Lease Permit-Plant 2-Account 00-021-53665

            4.   Land Lease Permit-Plant 2-Account 00-021-57930

            5.   Land Lease Permit-Plant 2-Account 00-021-00058

            6.   Loading Zone Permit-Plant 2-Account 01-075-57280

            7. Food Storage Permit from Nebraska State Department of Agriculture, Bureau of Dairies & Foods

            8. Flammable Liquids Storage Permit #06563 issued by the Nebraska State Fire Marshall.

            9.   Underground Fiber Optics Permit #01-400-30000

                               SELLER DISCLOSURE SCHEDULE

                                     SECTION 2.23(b)

                                 INFORMATION TECHNOLOGY

Section 2.23(b)

Sellers have not made required payments to third parties to some Information Technology licenses and lease agreements as a result of the bankruptcy filing by Sellers (excluding Vlasic Foods Canada, Inc.).

Section 2.23(b)(viii)

1. Software License Agreement between System Software Associates, Inc. and Vlasic Foods International Inc. dated May 20, 1998 (as amended) (to the extent assumed by Purchaser).

2. Agreement between Microsoft and Vlasic Foods International Inc. dated September 15, 2000.

3. Agreement between Tokai Financial Services, Inc. and Vlasic Foods International Inc. dated May 13, 1998 (with respect to Lease Nos. 24286863, 24292254, 24274147, 24266784, 24266791, 24377702 and 24274188,
      and, if extended with the consent of Purchaser, Lease No. 24293285).

4.    Virus software from McAfee.

5.    Terminal emulation package from WallData (Rumba).

6. Agreement between Cimax International B.V. and Vlasic Foods International Inc. dated April 30, 1998.

7. Master Agreement between CompuCom Systems, Inc. and Vlasic Foods International Inc. dated June 1, 1998.

8. Shared Windows NT-Based Web Hosting Agreement between Vlasic Foods International Inc. and UUNET Technologies Inc. dated January 31, 2000 for vlasic.com.

9. Agreement between Arcus Data Security and Vlasic Foods International Inc. dated January 31, 2000.

10. Software License Agreement and Annual Maintenance between Corporate Management Solutions, Inc. and Vlasic Foods International Inc., each dated November 30, 1998.

11. Agreements between DataMirror Corporation and Vlasic Foods International Inc. dated September 15, 1998 and March 2, 1998.

12. Agreement between Federal Liaison Services, Inc. and Vlasic Foods International Inc. dated April 5, 1999.

13. Agreement between Hawkeye Information Systems, Inc. and Vlasic Foods International dated June 15, 2000.

14. Agreement between Informatica Corporation and Vlasic Foods International Inc. dated July 31, 1998, as amended.

15. Agreement between MatrixOne, Inc. and Vlasic Foods International Inc. dated September 30, 1998.

16. Agreement between MCI WorldCom Network Services, Inc. and Vlasic Foods International Inc. dated December 16, 1999, as amended on February 1, 2000.

17. Agreement between Mellon Bank, N.A. and Vlasic Foods International Inc. dated June 2, 1999.

18. Agreement between Sterling Commerce and Vlasic Foods International Inc. dated March 31, 1998.

19. Agreement between Sungard Recovery Services, Inc. and Vlasic Foods International Inc. dated October 1, 1998.

20. Software License Agreement between Hyperion Software Operations and Vlasic Foods International Inc.

21. Vantage Source License Agreement for Arthur Andersen Software dated September 17, 1998, as amended.

22. License Agreement and exhibits between Vlasic Foods International Inc. and Brio Technology, Inc. dated January 4, 1999.

                                                                       EXHIBIT G

                           SELLER DISCLOSURE SCHEDULE

                                  SECTION 2.24

                        ASSETS NECESSARY TO THE BUSINESS

Section 2.24

1. All plans, agreements and programs set forth on Section 2.14 of the Seller Disclosure Schedule and not assumed by Purchaser pursuant to Section 4.3 of the Agreement.

2. Equipment located at the Omaha facility and owned by Campbell Soup Company, as set forth in the Second Amendment, effective as of December 1, 2000, to the Foodservice Supply Agreement between Campbell Soup Company and Vlasic Foods International Inc., effective as of March 30, 1998.

                                                                       EXHIBIT H

                                 EXHIBIT 6.2(n)

                          CERTAIN THIRD PARTY CONSENTS

1. Co-Pack Agreement between Vlasic Foods International Inc. and Green Boys Foods, Inc. dated August 2, 1999.

2. Purchase orders for the purchase of produce from Falkner Produce, on going.

3. 2000 Brining Agreement between Falkner Produce and Vlasic Foods, Inc. dated June 1, 2000.

4. Three agreements between Independent Purchasing Cooperative, Inc. and Vlasic Foods International Inc.; one dated October 1, 1999 and two dated July 1, 1999.

5. Research and Production Agreement between Campbell Soup Company and Asgrow Seed Company dated November 30, 1993, as assigned to Vlasic Foods International Inc.

6. Agreement between System Software Associates, Inc. and Vlasic Foods International Inc. dated September 25, 1998.

7. Agreement between Microsoft and Vlasic Foods International Inc. dated September 15, 2000.

8. Agreement between Tokai Financial Services, Inc. and Vlasic Foods International Inc. dated May 13, 1998 (with respect to Lease Nos. 24286863, 24292254, 24274147, 24266784, 24266791, 24377702 and 24274188,
      and, if extended with the consent of Purchaser, Lease No. 24293285).

9. Agreement between Cimax International B.V. and Vlasic Foods International Inc. dated April 30, 1998.

10. Technology Sharing Agreement between Campbell Soup Company and Vlasic Foods International Inc. dated as of March 26, 1998.

11. Swanson Trademark License Agreement (U.S.) by and between CSC Brands, Inc. and Vlasic International Brands Inc. dated as of March 24, 1998.

12. Swanson Trademark License Agreement (Non-U.S.) by and between Campbell Soup Company and Vlasic International Brands Inc. dated March 26, 1998.

13. Foodservice Supply Agreement between Campbell Soup Company and Vlasic Foods International Inc. effective as of March 30, 1998, as amended effective as of March 30, 2000

14. Transportation Agreement between Millard Transportation Services, Inc. and Vlasic Foods International Inc. effective November 5, 2000 as amended by a Refrigerated Product Rate Adjustment effective January 1, 2001.

15. License Agreement between Lemelson Medical, Education and Research Foundation, Limited Partnership and Vlasic Foods International Inc. effective October 28, 1999

16. Agreement between Vlasic Foods International, Omaha, Nebraska and District Union No. 271, affiliated with the United Food and Commercial Workers International Union, AFL-CIO.

17. Agreement between Vlasic Foods International, Omaha, Nebraska and District Union No. 571 of the International Union of Operating Engineers.


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
18. Agreement between Vlasic Foods International Inc., Fayetteville, Arkansas and United Food and Commercial Workers Union, Local 2008, as amended effective October 1, 2000.

19. Agreement between Vlasic Foods, Inc. and United Food and Commercial Workers Union Local #27 effective January 26, 2000.

20. Agreement between Vlasic Foods International Inc. and United Dairy and Bakery Workers Local #87 AFL-CIO dated February 28, 1998, as extended until February 25, 2002 by an Extension Agreement between the parties.

21. Agreement between Oracle Corporation and Vlasic Foods International Inc. dated August 28, 1998.

22. Agreement between People Soft U.S.A. Inc. and Vlasic Foods International Inc. dated January 14, 2000 and June 23, 2000.


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